                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant     (X)
Filed by a Party other than the Registrant     ( )

Check the appropriate box:

( )      Preliminary Proxy Statement       ( )   Confidential, for Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))

(X)      Definitive Proxy Statement

( )      Definitive Additional
         Materials

( )      Soliciting Material Under
         Rule 14a-12

--------------------------------------------------------------------------------

                               ING INVESTORS TRUST

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

--------------------------------------------------------------------------------
( )      Fee paid previously with preliminary materials:

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

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(2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)      Filing Party:

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(4)      Date Filed:

                               ING INVESTORS TRUST

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180

                                 April 12, 2005

Dear Variable Contract Owner/Plan Participant:

      On behalf of the Board of Trustees of ING Investors Trust ("Trust"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of ING Legg Mason Value Portfolio ("Portfolio") to be held at 10:00 a.m., Local time, on May 26, 2005 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

      At the Special Meeting, shareholders of the Portfolio will be asked to change the Portfolio's sub-classification from a diversified portfolio to a non-diversified portfolio.

      The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the Proposal is in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the Proposal.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY 26, 2005.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                Sincerely,

                                                /s/James M. Hennessy
                                                ---------------------------
                                                James M. Hennessy
                                                President and Chief
                                                Executive Officer

                               ING INVESTORS TRUST

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF ING LEGG MASON VALUE PORTFOLIO
                           SCHEDULED FOR MAY 26, 2005

To the Variable Contract Owners/Participants:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Legg Mason Value Portfolio ("Portfolio") is scheduled for May 26, 2005, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      At the Special Meeting, you will be asked to consider and approve a proposal to change the Portfolio's sub-classification from that of a diversified portfolio to a non-diversified portfolio. Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

      Shareholders of record as of the close of business on February 25, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN MAY 26, 2005, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (i) executing and submitting a new voting instruction card bearing a later date, (ii) giving written notice of revocation to the Portfolio, or (iii) voting in person at the Special Meeting.

                                          By Order of the Board of Trustees,

                                          /s/Huey P. Falgout, Jr.
                                          ------------------------------
                                          Huey P. Falgout, Jr.
                                          Secretary

Dated:  April 12, 2005

                                 PROXY STATEMENT

                               ING INVESTORS TRUST
                         ING LEGG MASON VALUE PORTFOLIO

                                 APRIL 12, 2005

                            TOLL FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR MAY 26, 2005

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

      The Board of Trustees ("Board" or "Board of Trustees") of ING Investors Trust ("Trust") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about April 12, 2005 to you and all other shareholders of record and contract holders who have a beneficial interest in ING Legg Mason Value Portfolio ("Portfolio") as of the close of business on February 25, 2005. The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.

WHO IS ELIGIBLE TO VOTE?

      The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about April 12, 2005 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the Insurance Company through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the close of business on February 25, 2005 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote their shares.

      The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

Adviser Class                                    1,553,569.086
Institutional Class                                613,760.473
Service Class                                   35,056,283.015

      To the best of the Portfolio's knowledge, as of February 25, 2005, no person owned beneficially more than 5% of the Portfolio.

      To the best of the Portfolio's knowledge, as of February 25, 2005, no Trustee or officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

      The Special Meeting is being held for the following purposes:

      1. To change the Portfolio's sub-classification from that of a diversified portfolio to a non-diversified portfolio; and

      2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

      This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposal listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Voting Instruction Card -- because you have the right to vote on this important Proposal concerning your investment in the Portfolio.

      The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares, and who accordingly has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Variable annuity and/or variable life contract holders ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposal set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions in how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record, plan participants and Variable Contract Holders.

HOW DO I VOTE?

      Shareholders may vote, and variable Contract Holders can instruct their Insurance Company through which they hold beneficial interest in the Portfolio as to how to vote, by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card. In addition to solicitation by mail, certain officers and representatives of the Portfolio or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit Voting Instruction Cards by telephone, telegram, facsimile, or oral communication.

      Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the Securities and Exchange Commission ("SEC"), the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

      Variable Contract Holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

      Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

      Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

      If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants, are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at (800) 992-0180. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

      The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for May 26, 2005 at 10:00 a.m., local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

      Copies of the Portfolio's Annual Report for the period ended December 31, 2004 have previously been mailed to shareholders.

      You can obtain copies of the Annual and Semi-Annual Reports of the Portfolio upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 992-0180. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

      Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

      The Board recommends that shareholders vote "FOR" the Proposal described in this Proxy Statement.

                                    PROPOSAL

                CHANGING THE PORTFOLIO'S SUB-CLASSIFICATION FROM
                         DIVERSIFIED TO NON-DIVERSIFIED

WHAT IS THE PROPOSAL?

      The Board has adopted, subject to shareholder approval, the recommendation of Directed Services, Inc., the Portfolio's investment adviser ("DSI" or "Investment Adviser"), that the Portfolio's sub-classification be changed from "diversified" to "non-diversified." This change was requested by the Sub-Adviser to the Portfolio, Legg Mason Funds Management, Inc. ("Legg Mason"), in order to enable Legg Mason to continue to manage the Portfolio's assets in a manner that is consistent with Legg Mason's model for investing the assets of the Portfolio and those of similarly managed accounts managed in a value investment style.

      The Portfolio is an investment management company that is subject to regulation under the Investment Company Act of 1940 (the "1940 Act."). The 1940 Act requires the Portfolio to determine and disclose to shareholders whether it is classified as a "diversified" or a "non-diversified" investment company. The Portfolio is currently classified as "diversified" under Section 5(b)(1) of the 1940 Act, which means that there are limits on the amount it may invest in any single issuer. More particularly, Rule 5(b)(1) states that, with respect to 75% of its assets, the Portfolio may not invest in a security if, as a result of such investment (at the time of purchase) more than 5% of its assets would be invested in securities of any one issuer. In addition, the Rule mandates that, with respect to 75% of its assets, the Portfolio may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities or securities of other investment companies.

      If shareholders approve the change in classification to "non-diversified," the Portfolio would no longer be subject to the diversification limits described above and would be permitted to invest a higher percentage of its assets in the securities of a particular issuer than is currently permissible. This flexibility would provide the current or future portfolio managers of the Portfolio with increased ability to take larger investment positions in companies that are consistent with the Portfolio's investment objective. The Investment Adviser and Legg Mason believe that this increased flexibility may benefit the Portfolio's investment performance by permitting it to take positions in certain issuers beyond that currently permitted under the Portfolio's diversification policy if the Investment Adviser or Sub-Adviser believes that such investments present the best opportunities for growth. However, there can be no assurance that the change in the Portfolio's sub-classification to "non-diversified" will result in enhanced investment performance.

      In addition, the investment risk of the Portfolio may increase and an investment in the non-diversified Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. This risk includes greater exposure to potential poor earnings results or defaults than would be the case for a more diversified portfolio, which could result in greater net asset value volatility for the Portfolio and an increase in the risk of loss of net asset value, and therefore the value of your investment.

      Although the Portfolio will no longer be subject to the 1940 Act diversification limits if shareholders approve the Proposal, it must still adhere to certain Federal tax diversification requirements. For purposes of Subchapter M of the Internal Revenue Code of 1986, as amended, the Portfolio will operate as a "regulated investment company." As such, it must meet certain other diversification requirements, including the requirement that, at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. The Portfolio will further be limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Portfolio controls and are engaged in the same, similar or related trades or businesses. In addition, the Portfolio will seek to comply with certain additional diversification requirements that are applicable to investment companies that serve as investment vehicles for variable annuity contracts and variable life insurance policies.

      While investing a larger portion of the Portfolio's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Portfolio's net asset value may become more volatile.

WHAT IS THE REQUIRED VOTE?

      The affirmative vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) is required to approve the changes of the Portfolio's sub-classification from diversified to non-diversified. The 1940 Act defines a vote of a majority of a fund's outstanding voting securities as the lesser of (a) 67% or more of the Portfolio's shares represented at a meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the Portfolio's shares entitled to vote. If approved by shareholders, the Proposal will take effect on or about June 1, 2005.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

      If the Proposal is approved by shareholders, the Portfolio will no longer be subject to the fundamental policy on diversification. If the Proposal is not approved by shareholders, the Portfolio will continue to operate as a diversified Portfolio consistent with the Portfolio's current diversification policies, and the Board will determine what action, if any, should be taken.

WHAT IS THE RECOMMENDATION OF THE BOARD?

      Based on its review and after considering DSI's recommendation, the Board concluded that changing the Portfolio's classification from that of a diversified portfolio to a non-diversified portfolio would be in the best interest of the Portfolio and its shareholders. The Board approved the classification change and directed that the change in classification be submitted to shareholders for approval. The Board is recommending that shareholders of the Board vote "FOR" the Proposal.

                              GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

      The Board has named Huey P. Falgout, Jr., Secretary, and Michael J. Roland, Executive Vice President, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?" below.

WHAT IF THE PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

      If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

      If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

      February 25, 2005 has been chosen as the Record Date. Each share of each class of the Portfolio on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning 30% of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

      An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Owners. If a Variable Contact Owner executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will also vote shares of the Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

      In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

      If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

      A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

      DSI, whose principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380, is a New York corporation that serves as the investment adviser to the Portfolio. DSI also serves as the distributor of the Portfolio. DSI is registered with the U.S. Securities and Exchange Commission as an investment adviser and with the National Association of Securities Dealers as a broker-dealer. DSI is an indirect wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of December 31, 2004, DSI served as adviser for approximately $17 billion in assets.

      DSI has entered into a sub-administrative services agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI. ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

      See APPENDIX A for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSI and ING Funds Services.

WHO PAYS FOR THIS PROXY SOLICITATION?

      The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSI and/or an affiliate will pay 100% of the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

      The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.

                                                /s/Huey P. Falgout, Jr.
                                                ----------------------------
                                                Huey P. Falgout, Jr.
                                                Secretary

April 12, 2005
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                             DIRECTED SERVICES, INC.
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                 NAME AND TITLE
                    James R. McInnis - Director and President
                            Alan G. Hoden - Director
                          Stephen J. Preston - Director
               David S. Pendergrass - Vice President and Treasurer
                    David L. Jacobson - Senior Vice President
                          Kimberly J. Smith - Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Michael J. Roland - Executive Vice President
                       Todd Modic - Senior Vice President
        Lauren D. Bensinger - Vice President and Chief Compliance Officer
            Lydia L. Homer - Senior Vice President, CFO and Treasurer
               Huey P. Falgout, Jr. - Vice President and Secretary
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
                     Robert S. Naka - Senior Vice President
                             and Assistant Secretary

                               ING INVESTORS TRUST

          VOTING INSTRUCTION CARD FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2005

                                                 THIS VOTING INSTRUCTION CARD IS
ING LEGG MASON VALUE PORTFOLIO               SOLICITED ON BEHALF OF THE BOARD OF
INSURANCE COMPANY NAME HERE                      TRUSTEES OF ING INVESTORS TRUST
("INSURANCE COMPANY")

The undersigned hereby instructs Huey P. Falgout, Jr. or Michael J. Roland, or one or more substitutes designated by them or their Insurance Company ("Proxies"), to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders ("Special Meeting") of ING Legg Mason Value Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on May 26, 2005 at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSALS.

                                         PLEASE VOTE, SIGN AND DATE THIS VOTING
                                           INSTRUCTION AND RETURN IT IN THE
                                                 ENCLOSED ENVELOPE.

                                            Date _____________________, 2005
                                ________________________________________________

                                ________________________________________________
                                Signature(s)(if held jointly) (SIGN IN THE BOX) This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

                                                                 ING VIC Legg fg

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

       THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                                                     FOR        AGAINST     ABSTAIN
1.   To change the Portfolio's sub-classification from that of a diversified portfolio to a          [ ]          [ ]         [ ]
     non-diversified portfolio; and

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                 ING VIC Legg fg